GUARANTY

This GUARANTY (as amended, restated, supplemented, or otherwise modified and in effect from time to time, this “Guaranty”) is made as of this ____ day of ____, 2008 , by Options Acquisition Sub,, Inc., a Delaware corporation (“the “Guarantor”) in favor of CUSTOMER ACQUISITION NETWORK HOLDINGS, INC., a Delaware corporation.(the “Secured Party”).

W I T N E S S E T H:

WHEREAS, as of the date hereof, the Secured Party has made a loan and certain other financial accommodations (collectively, the “Loan”) to OPTIONS MEDIA GROUP HOLDINGS, INC., a Nevada corporation (the “Company”), as evidenced by those certain secured senior note in an original aggregate principal amount of $_____________ (such note, together with any promissory notes or other securities issued in exchange or substitution therefor or replacement thereof, and as any of the same may be amended, supplemented, restated or modified and in effect from time to time, the “Note”);

WHEREAS, pursuant to a Pledge Agreement of even date herewith (as the same may be amended, restated, supplemented or otherwise modified and in effect from time to time, the “Pledge Agreement”) by the Company in favor of the Secured Party, the Company has created a lien on and security interest in all of the capital stock and other equity interests of the Guarantor to the Secured Party, and pledged such capital stock and equity interests to the Secured Party, for its benefit;

WHEREAS, pursuant to a Security Agreement of even date herewith (as the same may be amended, restated, supplemented or otherwise modified and in effect from time to time, the “Security Agreement”) by the “Debtors” (as defined therein) in favor of the Secured Party, such Debtors have granted the Secured Party , for its benefit, a first priority security interest in, and lien upon and pledge of each of their rights in the Collateral (as defined in the Security Agreement); and

WHEREAS, the Guarantor is a direct subsidiary of the Company and, as such, will derive substantial benefit and advantage from the Loans and other financial accommodations available to the Company set forth in the Note, and it will be to each Guarantor’s direct interest and economic benefit to assist the Company in procuring said Loans and other financial accommodations from the Secured Party.

NOW, THEREFORE, for and in consideration of the premises and in order to induce the Secured Party to make the Loans, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby agrees as follows:

1. Definitions. As used herein:

“Bankruptcy Code” shall mean the Federal Bankruptcy Reform Act of 1978 (11 U.S.C. §101, et seq.), as amended and in effect from time to time thereunder.

“Event of Default” shall have the meaning ascribed to such term in the Note.

“Obligations” shall mean (i) all obligations, liabilities and indebtedness of every nature of the Company from time to time owed or owing to the Secured Party, including, without limitation, all obligations, liabilities and indebtedness of every nature of the Company under the Loan, the Note, the Security Agreement and the other transaction documents, including, without limitation, the principal amount of all debts, claims and indebtedness, accrued and unpaid interest and all fees, taxes, indemnities, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and/or from time to time hereafter owing, due or payable whether before or after the filing of a bankruptcy, insolvency or similar proceeding under applicable federal, state, foreign or other law and whether or not an allowed claim in any such proceeding, and (ii) all obligations, liabilities and indebtedness of every nature of the Guarantor from time to time owed or owing to the Secured Party, including, without limitation, all obligations, liabilities and indebtedness of every nature of the Guarantor under or in respect of this Guaranty, the Loan, the Note, the Pledge Agreement, the Security Agreement, and the other documents executed in relation to the Loan (the “Transaction Documents”), as the case may be, including, without limitation, the principal amount of all debts, claims and indebtedness, accrued and unpaid interest and all fees, taxes, indemnities, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and/or from time to time hereafter owing, due or payable whether before or after the filing of a bankruptcy, insolvency or similar proceeding under applicable federal, state, foreign or other law and whether or not an allowed claim in any such proceeding.

2. Guaranty of Payment.

(a) The Guarantor hereby unconditionally and irrevocably guaranties the full and prompt payment and performance to the Secured Party when due, upon demand, at maturity or by reason of acceleration or otherwise and at all times thereafter, of any and all of the Obligations.

(b) The Guarantor acknowledges that valuable consideration supports this Guaranty, including, without limitation, the consideration set forth in the recitals above, as well as any commitment to lend, extension of credit or other financial accommodation, whether heretofore or hereafter made by the Secured Party to the Company; any extension, renewal or replacement of any of the Obligations; any forbearance with respect to any of the Obligations or otherwise; any cancellation of an existing guaranty; any purchase of any of the Company’s assets by the Secured Party; or any other valuable consideration.

(c) The Guarantor agrees that all payments under this Guaranty shall be made in United States currency and in the same manner as provided for the Obligations.

(d) Notwithstanding any provision of this Guaranty to the contrary, it is intended that this Guaranty, and any interests, liens and security interests granted by the Guarantor as security for this Guaranty, not constitute a “Fraudulent Conveyance” (as defined below) in the event that this Guaranty or such interest is subject to the Bankruptcy Code or any applicable fraudulent conveyance or fraudulent transfer law or similar law of any state. Consequently, the Guarantor and the Secured Party agree that if this Guaranty, or any such interests, liens or security interests securing this Guaranty, would, but for the application of this sentence, constitute a Fraudulent Conveyance, this Guaranty and each such lien and security interest shall be valid and enforceable only to the maximum extent that would not cause this Guaranty or such interest, lien or security interest to constitute a Fraudulent Conveyance, and this Guaranty shall automatically be deemed to have been amended accordingly at all relevant times. For purposes hereof, “Fraudulent Conveyance” means a fraudulent conveyance under Section 548 of the Bankruptcy Code or a fraudulent conveyance or fraudulent transfer under the provisions of any applicable fraudulent conveyance or fraudulent transfer law or similar law of any state, as in effect from time to time.

3. Costs and Expenses. The Guarantor agrees to pay on demand, all costs and expenses of every kind incurred bythe Secured Party: (a) in enforcing this Guaranty, (b) in collecting any of the Obligations from the Company or the Guarantor, (c) in realizing upon or protecting or preserving any collateral for this Guaranty or for payment of any of the Obligations, and (d) in connection with any amendment of, modification to, waiver or forbearance granted under, or enforcement or administration of any transaction document or for any other purpose in connection with any transaction document. “Costs and expenses” as used in the preceding sentence shall include, without limitation, reasonable attorneys’ fees incurred by the Secured Party in retaining counsel for advice, suit, appeal, any insolvency or other proceedings under the Bankruptcy Code or otherwise, or for any other purpose specified in the preceding sentence.

4. Nature of Guaranty: Continuing, Absolute and Unconditional.

(a) This Guaranty is and is intended to be a continuing guaranty of payment of the Obligations, and not of collection, and is intended to be independent of and in addition to any other guaranty, indorsement, collateral or other agreement held by the Secured Party therefor or with respect thereto, whether or not furnished by the Guarantor. The Secured Party shall not be required to prosecute collection, enforcement or other remedies against Company, the Guarantor or guarantor of the Obligations or any other person or entity, or to enforce or resort to any of the Collateral or other rights or remedies pertaining thereto, before calling on the Guarantor for payment. The obligations of the Guarantor to repay the Obligations hereunder shall be unconditional. The Guarantor shall have no right of subrogation with respect to any payments made by the Guarantor hereunder until the termination of this Guaranty in accordance with Section 8 below, and hereby waives any benefit of, and any right to participate in, any security or collateral given to the Secured Party to secure payment of the Obligations, and the Guarantor agrees that it will not take any action to enforce any obligations of the Company to the Guarantor prior to the Obligations being finally and irrevocably paid in full in cash, provided that, in the event of the bankruptcy or insolvency of the Company, the Secured Party shall be entitled notwithstanding the foregoing, to file in the name of the Guarantor or in its own name a claim for any and all indebtedness owing to the Guarantor by the Company (exclusive of this Guaranty), vote such claim and to apply the proceeds of any such claim to the Obligations.

(b) For the further security of the Secured Party and without in any way diminishing the liability of the Guarantor, following the occurrence of an Event of Default, all debts and liabilities, present or future of the Company to the Guarantor and all monies received from the Company or for its account by the Guarantor in respect thereof shall be received in trust for the Secured Party and forthwith upon receipt shall be paid over to the Secured Party, for its benefit, until all of the Obligations have been finally and irrevocably paid in full in cash. This assignment and postponement is independent of and severable from this Guaranty and shall remain in full effect whether or not the Guarantor is liable for any amount under this Guaranty.

(c) This Guaranty is absolute and unconditional and shall not be changed or affected by any representation, oral agreement, act or thing whatsoever, except as herein provided. This Guaranty is intended by the Guarantor to be the final, complete and exclusive expression of the guaranty agreement between the Guarantor and the Secured Party. No modification or amendment of any provision of this Guaranty shall be effective against any party hereto unless in writing and signed by a duly authorized officer of such party.

(d) The Guarantor hereby releases the Company from all, and agrees not to assert or enforce (whether by or in a legal or equitable proceeding or otherwise) any “claims” (as defined in Section 101(5) of the Bankruptcy Code), whether arising under any law, ordinance, rule, regulation, order, policy or other requirement of any domestic or foreign government or any instrumentality or agency thereof, having jurisdiction over the conduct of its business or assets or otherwise, to which the Guarantor is or would at any time be entitled by virtue of its obligations hereunder, any payment made pursuant hereto or the exercise by the Secured Party of its rights with respect to the Collateral, including any such claims to which the Guarantor may be entitled as a result of any right of subrogation, exoneration or reimbursement.

5. Certain Rights and Obligations.

(a) The Guarantor acknowledges and agrees that the Secured Party may, without notice, demand or any reservation of rights against the Guarantor and without affecting the Guarantor’s obligations hereunder, from time to time:

(i) renew, extend, increase, accelerate or otherwise change the time for payment of, the terms of or the interest on the Obligations or any part thereof or grant other indulgences to the Company or others;

(ii) accept from any person or entity and hold collateral for the payment of the Obligations or any part thereof, and modify, exchange, enforce or refrain from enforcing, or release, compromise, settle, waive, subordinate or surrender, with or without consideration, such collateral or any part thereof;

(iii) accept and hold any indorsement or guaranty of payment of the Obligations or any part thereof, and discharge, release or substitute any such obligation of any such indorser or guarantor, or discharge, release or compromise the Guarantor, or any other person or entity who has given any security interest in any collateral as security for the payment of the Obligations or any part thereof, or any other person or entity in any way obligated to pay the Obligations or any part thereof, and enforce or refrain from enforcing, or compromise or modify, the terms of any obligation of any such indorser, guarantor, or person or entity;

(iv) dispose of any and all collateral securing the Obligations in any manner as the Collateral Agent, in its sole discretion, may deem appropriate, and direct the order or manner of such disposition and the enforcement of any and all endorsements and guaranties relating to the Obligations or any part thereof as the Secured Party t in its sole discretion may determine;

(v) determine the manner, amount and time of application of payments and credits, if any, to be made on all or any part of any component or components of the Obligations (whether principal, interest, fees, costs, and expenses, or otherwise), including, without limitation, the application of payments received from any source to the payment of indebtedness other than the Obligations even though the Secured Party might lawfully have elected to apply such payments to the Obligations to amounts which are not covered by this Guaranty; and

(vi) take advantage or refrain from taking advantage of any security or accept or make or refrain from accepting or making any compositions or arrangements when and in such manner as the Secured Party, in its sole discretion, may deem appropriate;

and generally do or refrain from doing any act or thing which might otherwise, at law or in equity, release the liability of the Guarantor as a guarantor or surety in whole or in part, and in no case shall the Secured Party be responsible or shall the Guarantor be released either in whole or in part for any act or omission in connection with the Secured Party having sold any security at less than its value.

(b) Following the occurrence of an Event of Default, and upon demand by the Secured Party, the Guarantor hereby agrees to pay the Obligations to the extent hereinafter provided:

(i) without deduction by reason of any setoff, defense (other than payment) or counterclaim of the Company or the Guarantor;

(ii) without requiring presentment, protest or notice of nonpayment or notice of default to the Guarantor, to the Company or to any other person or entity;

(iii) without demand for payment or proof of such demand or filing of claims with a court in the event of receivership, bankruptcy or reorganization of the Company or the Guarantor;

(iv) without requiring the Secured Party to resort first to the Company (this being a guaranty of payment and not of collection) or to any other guaranty or any collateral which the Secured Party may hold;

(v) without requiring notice of acceptance hereof or assent hereto by the Secured Party; and

(vi) without requiring notice that any of the Obligations has been incurred, extended or continued or of the reliance by the Secured Party upon this Guaranty;

all of which the Guarantor hereby waives.

(c) The Guarantor’s obligation hereunder shall not be affected by any of the following, all of which the Guarantor hereby waives:

(i) any failure to perfect or continue the perfection of any security interest in or other lien on any collateral securing payment of any of the Obligations or the Guarantor’s obligation hereunder;

(ii) the invalidity, unenforceability, propriety of manner of enforcement of, or loss or change in priority of any document or any such security interest or other lien or guaranty of the Obligations;

(iii) any failure to protect, preserve or insure any such collateral;

(iv) failure of the Guarantor to receive notice of any intended disposition of such collateral;

(v) any defense arising by reason of the cessation from any cause whatsoever of liability of the Company including, without limitation, any failure, negligence or omission by the Guarantor in enforcing its claims against the Company;

(vi) any release, settlement or compromise of any obligation of the Company, or any other guarantor of the Obligations;

(vii) the invalidity or unenforceability of any of the Obligations;

(viii) any change of ownership of the Company or any other guarantor of the Obligations or the insolvency, bankruptcy or any other change in the legal status of the Company, or any other guarantor of the Obligations;

(ix) any change in, or the imposition of, any law, decree, regulation or other governmental act which does or might impair, delay or in any way affect the validity, enforceability or the payment when due of the Obligations;

(x) the existence of any claim, setoff or other rights which the Guarantor, Company, or guarantor of the Obligations or any other person or entity may have at any time against the Secured Party or the Company in connection herewith or any unrelated transaction;

(xi)  the Secured Party’s election in any case instituted under chapter 11 of the Bankruptcy Code, of the application of section 1111(b)(2) of the Bankruptcy Code;

(xii) any use of cash collateral, or grant of a security interest by the Company, as debtor in possession, under sections 363 or 364 of the Bankruptcy Code;

(xiii) the disallowance of all or any portion of any of the Secured Party’s claims for repayment of the Obligations under sections 502 or 506 of the Bankruptcy Code; or

(xiv) any other fact or circumstance which might otherwise constitute grounds at law or equity for the discharge or release of the Guarantor from its obligations hereunder, all whether or not the Guarantor shall have had notice or knowledge of any act or omission referred to in the foregoing clauses (i) through (xiii) of this Section 5(c).

6. Representations and Warranties. The Guarantor further represents and warrants to the Secured Party that: (a) the Guarantor is a corporation or other entity duly incorporated or organized, as applicable, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, as applicable, and has full power, authority and legal right to own its property and assets and to transact the business in which it is engaged; (b) the Guarantor has full power, authority and legal right to execute and deliver, and to perform its obligations under, this Guaranty, and has taken all necessary action to authorize the guarantee hereunder on the terms and conditions of this Guaranty and to authorize the execution, delivery and performance of this Guaranty; (c) this Guaranty has been duly executed and delivered by the Guarantor and constitutes a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, except to the extent that such enforceability is subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance and moratorium laws and other laws of general application affecting enforcement of creditors’ rights generally, or the availability of equitable remedies, which are subject to the discretion of the court before which an action may be brought; and (d) the execution, delivery and performance by the Guarantor of this Guaranty do not require any action by or in respect of, or filing with, any governmental body, agency or official and do not violate, conflict with or cause a breach or a default under any provision of applicable law or regulation or of the organizational documents of the Guarantor or of any agreement, judgment, injunction, order, decree or other instrument binding upon it.

7. [Reserved]

8. Termination. This Guaranty shall not terminate until such time, if any, as (i) all Indebtedness under the Note secured hereby shall be finally and irrevocably paid in full in cash, (ii) no Note shall remain outstanding, and (iii) there shall exist no other outstanding payment or reimbursement obligations (other than contingent indemnification obligations for which no claims shall have been asserted) of the Company or the Guarantor to the Secured Party under any of the transaction documents. Thereafter, but subject to the following, this Guaranty shall automatically terminate and the Secured Party take such action and execute such documents as the Guarantor may request (and at the Guarantor’s cost and expense) in order to evidence the termination of this Guaranty. The Guarantor further agrees that, to the extent that the Company makes a payment or payments to the Secured Party on the Obligations, or the Secured Party receive any proceeds of collateral securing the Obligations or any other payments with respect to the Obligations, which payment or receipt of proceeds or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be returned or repaid to the Company, its estate, trustee, receiver, debtor in possession or any other person or entity, including, without limitation, the Guarantor, under any insolvency or bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment, return or repayment, the obligation or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date when such initial payment, reduction or satisfaction occurred, and this Guaranty shall continue in full force notwithstanding any contrary action which may have been taken by the Secured Party in reliance upon such payment, and any such contrary action so taken shall be without prejudice to the Secured Party’s rights under this Guaranty and shall be deemed to have been conditioned upon such payment having become final and irrevocable.

9. Guaranty of Performance. The Guarantor also guaranties the full, prompt and unconditional performance of all obligations and agreements of every kind owed or hereafter to be owed by the Company to the Secured Party under the Transaction Documents. Every provision for the benefit of the Secured Party contained in this Guaranty shall apply to the guaranty of performance given in this paragraph.

10. Assumption of Liens and Obligations. To the extent that the Guarantor has received or shall hereafter receive distributions or transfers from the Company of property or cash that are subject, at the time of such contribution, to liens and security interests in favor of the Secured Party in accordance with the Note, the Security Agreement or the Pledge Agreement, the Guarantor hereby expressly agrees that (i) it shall hold such assets subject to such liens and security interests, and (ii) it shall be liable for the payment of the Obligations secured thereby. The Guarantor’s obligations under this Section 10 shall be in addition to its obligations as set forth in other sections of this Guaranty and not in substitution therefor or in lieu thereof.

11. Miscellaneous.

(a) The terms “Company” and “Guarantor” as used in this Guaranty shall include: (i) any successor individual or individuals, association, partnership, limited liability company or corporation to which all or substantially all of the business or assets of the Company or the Guarantor shall have been transferred and (ii) any other association, partnership, limited liability company, corporation or entity into or with which the Company or the Guarantor shall have been merged, consolidated, reorganized, or absorbed.

(b) Without limiting any other right of a the Secured Party, whenever the Secured Party has the right to declare any of the Obligations to be immediately due and payable (whether or not it has been so declared), the Secured Party, at its sole election without notice to the undersigned may appropriate and set off against the Obligations:

(i) any and all indebtedness or other moneys due or to become due to the Guarantor by the Secured Party; and

(ii) any credits or other property belonging to the Guarantor (including all account balances, whether provisional or final and whether or not collected or available) at any time held by or coming into the possession of the Secured Party, or any affiliate of the Secured Party, whether for deposit or otherwise;

whether or not the Obligations or the obligation to pay such moneys owed by the Secured Party is then due, and the Secured Party shall be deemed to have exercised such right of set off immediately at the time of such election even though any charge therefor is made or entered on the Secured Party’s records subsequent thereto. The Secured Party agrees to notify the Guarantor in a reasonably practicable time of any such set-off; however, failure to so notify the Guarantor shall not affect the validity of any set-off.

(c) The Guarantor’s obligation hereunder is to pay the Obligations in full in cash when due according to the Transaction Documents and the other agreements, documents and instruments governing the Obligations to the extent provided herein, and shall not be affected by any stay or extension of time for payment by the Company resulting from any proceeding under the Bankruptcy Code or any similar law.

(d) No course of dealing between the Company or the Guarantor and the Secured Party and no act, delay or omission by the Secured Party in exercising any right or remedy hereunder or with respect to any of the Obligations shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. The Secured Party may remedy any default by the Company under any agreement with the Company or with respect to any of the Obligations in any reasonable manner without waiving the default remedied and without waiving any other prior or subsequent default by the Company. All rights and remedies of the Secured Party hereunder are cumulative.

(e) This Guaranty shall inure to the benefit of the Secured Party and each such entity’s successors and assigns.

(f) The Secured Party may assign its rights hereunder without the consent of the Guarantor, in which event such assignee shall be deemed to be the Secured Party hereunder with respect to such assigned rights.

(g) Captions of the sections of this Guaranty are solely for the convenience of the parties hereto, and are not an aid in the interpretation of this Guaranty and do not constitute part of the agreement of the parties set forth herein.

(h) If any provision of this Guaranty is unenforceable in whole or in part for any reason, the remaining provisions shall continue to be effective.

(i) All questions concerning the construction, validity, enforcement and interpretation of this Guaranty shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. The Guarantor hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. The Guarantor hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Guaranty and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The parties acknowledge that the Secured Party has executed each of the transaction documents to be executed by it in the State of New York.

(j) Notices. All notices, approvals, requests, demands and other communications hereunder shall be delivered or made in the manner set forth in, and shall be effective in accordance with the terms of, and , directed to the notice address set forth in the Security Agreement; provided, that any communication shall be effective as to the Guarantor if made or sent to the Company in accordance with the foregoing.

12. WAIVERS.

(a) THE GUARANTOR WAIVES THE BENEFIT OF ALL VALUATION, APPRAISAL AND EXEMPTION LAWS.

(b) UPON THE OCCURRENCE OF A DEFAULT OR EVENT OF DEFAULT, THE GUARANTOR HEREBY WAIVES ALL RIGHTS TO NOTICE AND HEARING OF ANY KIND PRIOR TO THE EXERCISE BY THE SECURED PARTY OF ITS RIGHTS TO REPOSSESS THE COLLATERAL WITHOUT JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY UPON THE COLLATERAL WITHOUT PRIOR NOTICE OR HEARING. EACH GUARANTOR ACKNOWLEDGES THAT IT HAS BEEN ADVISED BY COUNSEL OF ITS CHOICE WITH RESPECT TO THIS TRANSACTION AND THIS GUARANTY.

(c) THE GUARANTOR WAIVES ITS RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS GUARANTY, OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY PARTY TO THIS GUARANTY. THE GUARANTOR AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE GUARANTOR FURTHER AGREES THAT ITS RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS GUARANTY OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY.

13. Payments Free of Taxes.

(a) Definitions. In this Section 13:

(i) “Excluded Taxes” means, with respect to the Secured Party, or any other recipient of any payment to be made by or on account of any obligations of the Guarantor under this Guaranty, or under the Security Agreement or the Pledge Agreement, income or franchise taxes imposed on (or measured by) its net income by any jurisdiction under the laws of which such recipient is organized or in which its principal office is located.

(ii) “Governmental Authority” means the government of the United States of America or any other nation, or any political subdivision thereof, whether state or local, or any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government over the Company or any of its Subsidiaries, or any of their respective properties, assets or undertakings.

(iii) “Indemnified Taxes” means Taxes other than Excluded Taxes.

(iv) “Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

(b) Any and all payments by or on account of any obligation of any of the Guarantor under this Guaranty or the Security Agreement or the Pledge Agreement shall be made without any set-off, counterclaim or deduction and free and clear of and without deduction for any Indemnified Taxes; provided that if the Guarantor shall be required to deduct any Indemnified Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 14(b)), the Secured Party receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Guarantor shall make such deductions and (iii) the Guarantor shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

(c) Indemnification by the Guarantor. The Guarantor shall indemnify the the Secured Party within ten (10) days after written demand therefor, for the full amount of any Indemnified Taxes paid by the Secured Party, on or with respect to any payment by or on account of any obligation of the Guarantor under this Guaranty and the Security Agreement and the Pledge Agreement (including Indemnified Taxes or imposed or asserted on or attributable to amounts payable under this Section 14) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. The Secured Party shall provide the Guarantor reasonably prompt notification of the assessment and pay the Indemnified Taxes to the Governmental Authority promptly following receipt of indemnification therefor from the Guarantor. A certificate of the Secured Party as to the amount of such payment or liability under this Section 13 shall be delivered to the Guarantor and shall be conclusive absent manifest error.

(d)  Refunds. If the Secured Party receives a refund in respect of any Indemnified Taxes as to which it has been indemnified by the Guarantor or with respect to which the Guarantor has paid additional amounts pursuant to this Section 13, it shall within 30 days from the date of such receipt pay over such refund to the Guarantor (but only to the extent of additional amounts paid by the Guarantor under this Section 13 with respect to the Indemnified Taxes giving rise to the refund), net of all reasonable out-of-pocket expenses of the Secured Party and without interest (other than interest paid by the relevant Governmental Authority with respect to such refund); provided that the Guarantor, upon the request of the Secured Party , agrees to repay the amount paid over to the Guarantor (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Secured Party in the event the Secured Party is required to repay such refund to such Governmental Authority. This paragraph shall not be construed to require the Secured Party to make available its tax returns (or any other information relating to its taxes that it deems confidential) to the Guarantor or any other person.

14. Counterparts; Headings. This Guaranty may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party; provided that a facsimile, .pdf or similar electronically transmitted signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original signature. The headings in this Guaranty are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the Guarantor has executed this Guaranty as of the date first written above.

GUARANTOR:

OPTIONS ACQUISITION SUB, INC.,
a Delaware corporation

By:
Name: Scott Frohman
Title: Chief Executive Officer

EXHIBIT A

Form of Joinder
Joinder to Guaranty

The undersigned, [__________] a [__________], hereby joins in the execution of that certain Guaranty dated as of _____ __, 2008 (the “Guaranty”), by Options Acquisition Sub, Inc., a Delaware corporation, and each other person or entity that becomes a Guarantor thereunder after such date and pursuant to the terms thereof, to and in favor of Customer Acquisition Network Holdings, Inc., as secured party. By executing this Joinder, the undersigned hereby agrees that it is a Guarantor thereunder with the same force and effect as if originally named therein as a Guarantor. The undersigned agrees to be bound by all of the terms and provisions of the Guaranty and represents and warrants that the representations and warranties set forth in Section 6 of the Guaranty are, with respect to the undersigned, true and correct as of the date hereof. Each reference to a Guarantor in the Guaranty shall be deemed to include the undersigned.

In Witness Whereof, the undersigned has executed this Joinder this ___ day of _________, 200_.